SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        October 25, 1999


                            Oshkosh Truck Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-13886                       39-0520270
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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          On October 25, 1999,  Oshkosh Truck Corporation (the "Company") issued a press release announcing its earnings for the fourth quarter and the fiscal year ended September 30, 1999. A copy of such press release is filed as Exhibit
99.1 and is incorporated by reference herein.

          The Company also announced backlog was up $109.1 million, or 29%, to $486.5 million at September 30, 1999 compared to the same period in the prior year. The commercial segment backlog was up 47.6% and the fire and emergency segment backlog was up 7.0%, in each case compared to units at September 30, 1998. The defense segment backlog was up 48.0% to $163.8 million compared to the amount at September 30, 1998.


Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:
               --------

               (99.1) Oshkosh Truck Corporation Press Release dated October 25,
                      1999.


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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSHKOSH TRUCK CORPORATION



Date:  October 25, 1999                 By:/s/ Charles L. Szews
                                           ------------------------------------
                                           Charles L. Szews
                                           Executive Vice President and Chief
                                             Financial Officer


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

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 25, 1999


Exhibit
Number
------

(99.1)      Oshkosh Truck Corporation Press Release dated October 25, 1999.


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